UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): March 21, 2005

ASSURANCEAMERICA CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

RiverEdge One
Suite 600
5500 Interstate North Parkway
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770) 952-0200
(Registrant’s telephone number, including area code)

N/A

(Former Name if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)     Appointment Of Principal Officer

     On March 21, 2005, the Registrant appointed Renee Pinczes as Senior Vice President and Chief Financial Officer of the Registrant. Renee Pinczes has over 12 years experience in insurance related corporations in the U.S. and U.K., is a CPA and graduate of Fairleigh Dickinson University. For more than the last five years she has held several positions with PRG- Schultz International, most recently as Vice President- Strategic Planning and Analysis. .

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 22, 2005

99.2	Letter to Shareholders, March 23, 2005 regarding February highlights

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANCEAMERICA CORPORATION
Date: March 23, 2005	/s/ Lawrence Stumbaugh
Lawrence Stumbaugh
Chief Executive Officer